                                                      Registration No. 333-06569

    As filed with the Securities and Exchange Commission on August 28, 1998
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            _______________________

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                      AASCHE TRANSPORTATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                               36-3964954
       (State or other Jurisdiction                  (I.R.S. Employer
    of incorporation or organization)             Identification Number)

        10214 North Mt. Vernon Road                   (815) 864-2421
          Shannon, Illinois  61078             (Telephone number, including
     (Address, Including Zip Code, of            area code, of registrant's
registrant's principal executive offices)       principal executive offices)

             AASCHE TRANSPORTATION SERVICES, INC. STOCK OPTION PLAN
                            (Full Title of the Plan)

Mr. Larry L. Asche                        Copy to:
Chairman and Chief Operating Officer      Joel R. Schaider, Esq.
Aasche Transportation Services, Inc.      Sachnoff & Weaver, Ltd.
10214 North Mt. Vernon Road               30 South Wacker Drive, Suite 2900
Shannon, Illinois  61078                  Chicago, Illinois  60606
(815) 864-2421                            (312) 207-1000

(Name, address, including zip code and telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
 Title of each class                              Proposed maximum        Proposed maximum           Amount of
  of securities to be        Amount to be         offering price per      aggregate offering     registration fee(2)
  registered(1)             registered(1)             share(2)                price(2)
---------------------------------------------------------------------------------------------------------------------
Common Stock, par              225,000                  $4.53                 $1,019,250                $301
 value $.0001 per
 share
=====================================================================================================================

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the NASDAQ/National Market System on August 26, 1998.

================================================================================

                                    PART II

                          INFORMATION REQUIRED IN THE
                            REGISTRATION STATEMENT


     The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-06569, which was filed with the Commission on June 21, 1996, are incorporated by reference in this Post-Effective Amendment No. 1 to the Form S-8 Registration Statement.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shannon, State of Illinois, on the 26th day of August, 1998.

                                 Aasche Transportation Services, Inc.


                                 By:   /s/ Larry L. Asche
                                    -----------------------------------------
                                       Larry L. Asche
                                       Chief Operating Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 26th day of August, 1998.

        Signature                                   Title
        ---------                                   -----

/s/ Larry L. Asche               Chairman and Chief Operating Officer and Director
-------------------------        (Principal Executive Officer)
Larry L. Asche


/s/ Kevin M. Clark               Chief Executive Officer, President and Director
-------------------------
Kevin M. Clark

/s/ Leon M. Monachos             Chief Financial Officer (Principal Financial Officer
-------------------------        and Principal Accounting Officer) and Director
Leon M. Monachos


       *                         Director
-------------------------
Diane L. Asche

       *                         Director
-------------------------
Steven R. Green

       *                         Director
-------------------------
Richard S. Baugh


  *By:   /s/ Larry L. Asche
        -------------------------
         Larry L. Asche,
         Attorney-in-fact

                                 EXHIBIT INDEX


      Exhibit                                                                    Sequential
      Number                        Description of Exhibit                       Page Number
      -------                       ----------------------                       -----------
        4.1          Certificate of Incorporation of Aasche Transportation            *
                     Services, Inc., as amended

        4.2          By-Laws of Aasche Transportation Services, Inc.                  *

        4.3          Aasche Transportation Services, Inc. Stock Option Plan

        5 Opinion of Sachnoff & Weaver, Ltd. with regard to the legality of the securities being registered

       23.1 Consent of Ernst & Young, LLP with respect to the financial statements of the Company

       23.2 Consent of Baird, Kurtz & Dobson, with respect to the financial statements of Polar Express Corporation

* Filed as an exhibit to the Company's Registration Statement on Form S-1, Registration Statement on Form SB-2, Registration Statement No. 33-81942C, declared effective by the Securities and Exchange Commission on September 23, 1994, and incorporated herein by reference.